UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2020

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders of Sunnova Energy International Inc. (the "Company") held on May 20, 2020 (the "Annual Meeting"), the stockholders voted on the following matters:

•	Election of three Class I director nominees;

•	Establishment, by a stockholder non-binding advisory vote, of the frequency of submission to stockholders of the advisory vote regarding executive compensation; and

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2020.

No other matters were presented for a vote at the annual meeting. As of the record date, March 23, 2020, there were 84,026,062 shares of common stock outstanding and entitled to vote at the meeting. The holders of a total of 63,036,623 shares of common stock were present in person or by proxy at the annual meeting. A quorum being present, the voting results for the matters above are as follows:

1.	Election of Directors.

Name	For	Withheld	Broker Non-Votes
William J. Berger	58,548,078	3,208,424	1,280,121
Rahman D'Argenio	58,414,130	3,342,372	1,280,121
Michael C. Morgan	61,738,189	18,313	1,280,121

Each of the nominees was elected for a three-year term.

2.	Approval by stockholder non-binding advisory vote, of the frequency of the approval of the compensation of our named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
61,341,107	3,669	21,114	390,612	1,280,121

On an advisory basis, one year was established as the frequency of submission to the stockholders of the advisory vote regarding executive compensation.

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Auditors for Fiscal Year 2020.

FOR	AGAINST	ABSTAIN
63,020,260	14,580	1,783

The appointment of PricewaterhouseCoopers LLP was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: May 20, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary